SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 12, 2002


                            TASCO INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        000-32201                                           33-0824714
(Commission File Number)                    (I.R.S. Employer Identification No.)


              44-457 San Rafael Ave. Unit #1, Palm Desert, CA 92260 (Address of Principal Executive Offices including Zip Code)


                      1649 Dartmouth, Chula Vista, CA 91913
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     The  Registrant   has   established  a  new  Board  of  Directors  as  more
specifically described in Item 6 below.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not Applicable.

ITEM 3. BANKRUPTY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5. OTHER EVENTS

     None

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

     The following  persons have been appointed as directors and officers of the
Registrant:

          Name                                         Position
          ----                                         --------
     Dal Grauer                     President, Secretary, Treasurer, Director
     Francoise R. Otto              Director and Corporate Secretary

     Adrienne   Humphries  has  resigned  as  a  director  and  officer  of  the
Registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Not Applicable.

ITEM 8. CHANGE IN THE FISCAL YEAR

     Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

     Not Applicable.

                                    SIGNATURE

     Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    TASCO INTERNATIONAL, INC.


Dated: June 27, 2002                By: /s/ Dal Grauer
                                       -------------------------------
                                       Dal Grauer
                                       President